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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                March 17, 1997


                       ContiSecurities Asset Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   333-19427                   13-2937238
-----------------------------      ------------              -------------------
(State or Other Jurisdiction)      (Commission               (I.R.S. Employer
         of Incorporation)         File Number)              Identification No.)



       277 Park Avenue
     New York, New York                                           10172
-----------------------------                            -----------------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)


         Registrant's telephone number, including area code (212) 207-2800
                                                            --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:


          8.1        Tax Opinion and Consent of Arter & Hadden


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONTISECURITIES ASSET FUNDING CORP.,
                                                   as Depositor


                                          By:   /s/ James E. Moore
                                                --------------------------
                                                Name: James E. Moore
                                                Title:  President

                                          By:   /s/ Jerome M. Perelson
                                                --------------------------
                                                Name:  Jerome M. Perelson
                                                Title:  Vice President



Dated:  March 17, 1997


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                                  EXHIBIT INDEX


Exhibit No.       Description                                       Page No.


    8.1           Tax Opinion and Consent of Arter & Hadden